4Q21 Financial Highlights J A N U A R Y 1 8 , 2 0 2 2

2 4Q21 and 2021 Highlights (a) Represents a non-GAAP measure. See page 17 in the Appendix for the corresponding reconciliation of the non-GAAP measures of ROTCE. Revenue  4% EPS  28% Pre-tax income  18% Pre-tax margin  303bps Returns Capital ratios ROE: 8.6% ROTCE: 17.2%(a) T1L: 5.5% CET1: 11.1% 4Q21 Revenue  1% EPS  8% Pre-tax income  4% Pre-tax margin  91bps Returns ROE: 8.9% ROTCE: 17.1%(a) 2021

4Q21 Financial Results

$mm, except per share data or unless otherwise noted	4Q21	3Q21	4Q20	4Q21 vs. 3Q21		4Q21 vs. 4Q20
Fee revenue	$3,231	$3,265	$3,114	(1)%	Up 8%[a] excluding MMF waivers	4%
Investment and other revenue	107	129	49	N/M		N/M
Net interest revenue	677	641	680	6%		—
Total revenue	$4,015	$4,035	$3,843	—		4%
Provision for credit losses	(17)	(45)	15	N/M		N/M
Noninterest expense	2,967	2,918	2,925	2%	Up 6%[a] excluding notable items	1%
Income before income taxes	$1,065	$1,162	$903	(8)%		18%
Net income applicable to common shareholders	$822	$881	$702	(7)%		17%
EPS	$1.01	$1.04	$0.79	(3)%		28%
Avg. common shares and equivalents outstanding (mm) – diluted	817	849	892	(4)%		(8)%
Operating leverage[b]				(217) bps		304 bps
Pre-tax margin	27%	29%	24%	(224) bps		303 bps
ROE	8.6%	8.8%	6.9%	(19) bps		173 bps
ROTCE[a]	17.2%	16.8%	13.0%	41 bps		417 bps

Notable items impacting the quarter

Increase / (decrease)	Revenue	Expense	EPS	
4Q21	—	37	$(0.04)	Impact of severance expense and litigation reserves
3Q21	9	73	$(0.05)	Impact of litigation reserves, gains on disposals and severance expense
4Q20	(61)	165	$(0.18)	Impact of litigation reserves, severance expense, losses on business sales and real estate charges

(a) Represents a non-GAAP measure. See pages 16, 18 and 17 in the Appendix for the corresponding reconciliations of the non-GAAP measures of consolidated fee revenue growth excluding money market fee ("MMF") waivers, noninterest expense, excluding the impact of notable items, and ROTCE, respectively.
Note: See page 14 in the Appendix for corresponding footnotes. N/M – not meaningful.

3

BNY MELLON

4 2021 vs. $mm, except per share data or unless otherwise noted 2021 2020 2020 Fee revenue $12,977 $12,515 4% Investment and other revenue 336 316 N/M Net interest revenue 2,618 2,977 (12)% Total revenue $15,931 $15,808 1% Provision for credit losses (231) 336 N/M Noninterest expense 11,514 11,004 5% Income before income taxes $4,648 $4,468 4% Net income applicable to common shareholders $3,552 $3,423 4% EPS $4.14 $3.83 8% Avg. common shares and equivalents outstanding (mm) – diluted 856 893 (4)% Operating leverage (b) (386) bps Pre-tax margin 29% 28% 91 bps ROE 8.9% 8.7% 22 bps ROTCE (a) 17.1% 17.0% 17 bps 2021 Financial Results Notable items impacting the year a) Represents a non-GAAP measure. See pages 16 and 17 in the Appendix for the corresponding reconciliations of the non-GAAP measures of consolidated fee revenue growth excluding MMF waivers and ROTCE, respectively. Note: See page 14 in the Appendix for corresponding footnotes. N/M – not meaningful. Increase / (decrease) Revenue Expense EPS 2021 13 129 $(0.11) 2020 (61) 165 $(0.18) Impact of litigation reserves, severance expense and gains on disposals Impact of litigation reserves, severance expense, losses on business sales and real estate charges recorded in 4Q20 Up 9%(a) excluding MMF waivers

5 4Q21 3Q21 4Q20 Consolidated regulatory capital ratios: (a) Tier 1 leverage ratio 5.5% 5.7% 6.3% Supplementary leverage ratio ("SLR") 6.6 7.0 8.6 Common Equity Tier 1 ratio – Advanced Approaches 11.3 11.8 13.1 Common Equity Tier 1 ratio – Standardized Approach 11.1 11.7 13.4 Consolidated regulatory liquidity ratios: Liquidity coverage ratio ("LCR") 109% 111% 110% Cash dividends per common share $0.34 $0.34 $0.31 Common stock dividends ($mm) $280 $296 $278 Common stock repurchases ($mm) 1,249 2,001 1 Book value per common share $47.50 $47.30 $46.53 Tangible book value per common share (d) 24.31 24.88 25.44 Common shares outstanding (mm) 804 826 887 (b) (c) Capital and Liquidity Note: See page 14 in the Appendix for corresponding footnotes.

6 4Q21 vs. $bn, avg. 4Q21 3Q21 4Q20 Deposits: Noninterest-bearing $92 7% 21% Interest-bearing 231 (1)% — Total deposits $323 1% 5% Interest-earning assets: Cash and reverse repo 152 (4)% (5)% Loans $65 6% 18% Investment securities: HQLA 129 2% 1% Non-HQLA 30 — 6% Total investment securities $159 2% 2% Total interest-earning assets $382 — 1%4Q20 3Q21 4Q21 Net Interest Revenue and Balance Sheet Trends N e t I n t e r e s t R e v e n u e ( $ m m ) 680 641 677 +6% Flat • Avg. deposits of $323bn up 1% QoQ • Avg. interest-earning assets of $382bn flat QoQ – Avg. loans of $65bn up 6% QoQ – Avg. investment securities of $159bn up 2% QoQ • Net interest revenue of $677mm up 6% QoQ, primarily reflecting the impact of larger deposit, loan and securities balances and higher short- term rates

7 4Q21 vs. $mm, unless otherwise noted 4Q21 3Q21 4Q20 Staff $1,633 3% 5% Software and equipment 379 2% 6% Professional, legal and other purchased services 390 7% 2% Sub-custodian and clearing 120 (7)% 3% Net occupancy 133 11% (23)% Distribution and servicing 75 (1)% — Bank assessment charges 30 (12)% 25% Business development 44 100% 69% Amortization of intangible assets 19 — (27)% Other 144 (28)% (25)% Total noninterest expense $2,967 2% 1% Noninterest Expense • Noninterest expense of $2,967mm up 1% YoY, up 6%(a) excluding the impact of notable items, driven by higher investments in growth, infrastructure and efficiency initiatives and higher revenue-related expenses • Noninterest expense up 2% QoQ – Staff expense up 3% QoQ, driven by severance expense and incentive compensation – Net occupancy expense up 11% QoQ, driven by lease exit costs and expenses related to return-to-office – Business development expense up 100% QoQ, driven by marketing and travel and entertainment expense – Other expense down 28% QoQ, driven by lower litigation reserves (a) Represents a non-GAAP measure. See page 18 in the Appendix for the corresponding reconciliation of the non-GAAP measure of noninterest expense excluding the impact of notable items.

Securities Services

$mm, unless otherwise noted	4Q21	4Q21 vs. 3Q21	4Q21 vs. 4Q20
Total revenue by line of business:			
Asset Servicing	$1,456	1%	7%
Issuer Services	377	(6)%	(2)%
Total revenue	$1,833	—	5%
Provision for credit losses	(7)	N/M	N/M
Noninterest expense	1,490	(3)%	(1)%
Income before income taxes	$350	12%	63%
Fee revenue	1,413	—	6%
Net interest revenue	367	5%	(3)%
Foreign exchange revenue	148	18%	6%
Securities lending revenue[b]	45	—	25%

Financial ratios, balance sheet data and metrics:	4Q21	4Q21 vs. 3Q21	4Q21 vs. 4Q20
Pre-tax margin	19%	196 bps	667 bps
AUC/A ($trn, period end)[c][d]	$34.6	2%	13%
Deposits ($bn, avg.)	$200	1%	6%
Market value of securities on loan ($bn, period end)[e]	$447	1%	3%

- Total revenue of $1,833mm up 5% YoY
  - Asset Servicing up 7% YoY, excluding MMF waivers, up 10%[a], reflecting higher activity from existing clients, higher market values, strategic equity investment gains and net new business, partially offset by lower net interest revenue
  - Issuer Services down 2% YoY, excluding MMF waivers, up 2%[a], reflecting higher Depositary Receipts revenue, partially offset by lower fees in Corporate Trust
- Noninterest expense of $1,490mm down 1% YoY, driven by lower litigation reserves and severance expense, partially offset by higher investments in growth, infrastructure and efficiency initiatives. Excluding the impact of notable items, noninterest expense increased 3%[a]
- Income before income taxes of $350mm up 63% YoY. Excluding the impact of notable items, income before income taxes increased 24%[a]

(a) Represents a non-GAAP measure. See pages 16 and 18 in the Appendix for corresponding reconciliations of the non-GAAP measures of total revenue excluding MMF waivers and noninterest expense and income before income taxes excluding the impact of notable items, respectively.
Note: See page 14 in the Appendix for the corresponding footnotes. N/M – not meaningful.

8

BNY MELLON

Market and Wealth Services

$mm, unless otherwise noted	4Q21	4Q21 vs. 3Q21	4Q21 vs. 4Q20
Total revenue by line of business:			
Pershing	$553	(2)%	(2)%
Treasury Services	331	2%	2%
Clearance and Collateral Management	289	3%	5%
Total revenue	$1,173	—	1%
Provision for credit losses	(3)	N/M	N/M
Noninterest expense	674	1%	1%
Income before income taxes	$502	(4)%	4%
Fee revenue	870	(1)%	1%
Net interest revenue	297	5%	2%

Financial ratios, balance sheet data and metrics:	4Q21	4Q21 vs. 3Q21	4Q21 vs. 4Q20
Pre-tax margin	43%	(148) bps	117 bps
AUC/A ($trn, end of period)[b][c]	$11.8	5%	16%
Deposits ($bn, avg.)	$101	(1)%	2%
Pershing:			
Net new assets (U.S. platform) ($bn)[d]	$69	N/M	N/M
Avg. active clearing accounts ('000)	7,334	1%	5%
Treasury Services:			
Avg. daily U.S. dollar payment volumes ('000)	246	6%	5%
Clearance and Collateral Management:			
Avg. tri-party collateral management balances ($bn)	$4,972	10%	40%

- Total revenue of $1,173mm up 1% YoY
  - Pershing down 2% YoY, excluding MMF waivers, up 2%[a], reflecting higher market values, client balances and activity from existing clients, partially offset by the impact of lost business
  - Treasury Services up 2% YoY, excluding MMF waivers, up 5%[a], reflecting higher payment volumes and higher net interest revenue driven by higher deposit balances
  - Clearance and Collateral Management up 5% YoY, reflecting higher collateral management fees driven by balances and higher clearance volumes
- Noninterest expense of $674mm up 1% YoY, driven by higher investments in growth, infrastructure and efficiency initiatives and revenue-related expenses, partially offset by lower severance expense. Excluding the impact of notable items, noninterest expense increased 2%[a]
- Income before income taxes of $502mm up 4% YoY. Excluding the impact of notable items, income before income taxes increased 2%[a]

(a) Represents a non-GAAP measure. See pages 16 and 18 in the Appendix for corresponding reconciliations of the non-GAAP measures of total revenue excluding MMF waivers and noninterest expense and income before income taxes excluding the impact of notable items, respectively.
Note: See page 14 in the Appendix for the corresponding footnotes. N/M – not meaningful.

9

BNY MELLON

Investment and Wealth Management

$mm, unless otherwise noted	4Q21	4Q21 vs. 3Q21	4Q21 vs. 4Q20
Total revenue by line of business:			
Investment Management	$709	(2)%	(1)%
Wealth Management	311	2%	13%
Total revenue	$1,020	(1)%	3%
Provision for credit losses	(6)	N/M	N/M
Noninterest expense	748	8%	9%
Income before income taxes	$278	(20)%	(11)%
Fee revenue	946	(2)%	4%
Net interest revenue	51	9%	2%

Financial ratios, balance sheet data and metrics:	4Q21	4Q21 vs. 3Q21	4Q21 vs. 4Q20
Pre-tax margin	27%	(639) bps	(425) bps
Adjusted pre-tax margin[(a)]	29%	(691) bps	(468) bps
AUM ($bn, end of period)[(b)]	$2,434	5%	10%
Loans ($bn, avg.)	$13	4%	11%
Deposits ($bn, avg.)	18	6%	1%
Wealth Management:			
Client assets ($bn, end of period)[(c)]	$321	5%	12%

- Total revenue of $1,020mm up 3% YoY
  - Investment Management revenue of $709mm down 1% YoY, excluding MMF waivers, up 6%[(a)] reflecting higher market values and net inflows, partially offset by lower seed capital gains and lower performance fees
  - Wealth Management revenue of $311mm up 13% YoY reflecting higher market values, the loss on a business sale in 4Q20 and higher net interest revenue
- Noninterest expense of $748mm up 9% YoY, driven by higher revenue-related expenses and investments in growth initiatives, partially offset by lower severance expense. Excluding the impact of notable items, noninterest expense increased 10%[(a)]
- Income before income taxes of $278mm down 11% YoY. Excluding the impact of notable items, income before income taxes decreased 14%[(a)]
- AUM of $2.4trn up 10% YoY driven by higher market values and net inflows
  - Net inflows of $31bn into cash products and net outflows from long-term products of $4bn in the quarter
- Wealth Management client assets of $321bn up 12% YoY driven by higher market values and net inflows

(a) Adjusted pre-tax margin is net of distribution and servicing expense. Represents a non-GAAP measure. See pages 16 and 18 in the Appendix for corresponding reconciliations of the non-GAAP measures of total revenue excluding MMF waivers, adjusted pre-tax margin, and noninterest expense and income before income taxes excluding the impact of notable items, respectively.
Note: See page 14 in the Appendix for the corresponding footnotes (b) and (c). N/M – not meaningful.

10
BNY MELLON

11 $mm, unless otherwise noted 4Q21 3Q21 4Q20 Fee revenue $2 $12 $11 Investment and other revenue 19 23 (28) Net interest revenue (38) (38) (40) Total revenue $(17) $(3) $(57) Provision for credit losses (1) (3) (8) Noninterest expense 55 16 64 Income before income taxes $(71) $(16) $(113) • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – YoY increase primarily reflects 4Q20 losses on business sales – QoQ decrease primarily reflects disposal gains recorded in 3Q21 • Noninterest expense decreased YoY primarily reflecting 4Q20 real estate charges and severance expense, partially offset by higher staff expense – QoQ increase primarily reflects higher staff expense, non-staff-related expenses and severance expense Other Segment

12 $12,977mmTotal fee revenue ~7% 2022 Outlook Net interest revenue 2022 vs. 2021 $2,618mm ~10% Total payout ratio ~100% (subject to changes in AOCI and deposit balances) 160% 2021 (a) Represents a non-GAAP measure. See page 18 in the Appendix for the corresponding reconciliation of the non-GAAP measure of noninterest expense excluding the impact of notable items. Note: 2022 Outlook is based on the forward curve as of December 31, 2021. Expenses (excluding notable items)(a) ~5.5%$11,385mm

Appendix

14 Footnotes Page 3 – 4Q21 Financial Results (b) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 4 – 2021 Financial Results (b) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 5 – Capital and Liquidity (a) Regulatory capital ratios for Dec. 31, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2021 was the Standardized Approach, for Sept. 30, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020, was the Advanced Approaches. (b) Reflects the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 72 basis points at Dec. 31, 2020. The temporary exclusion ceased to apply beginning April 1, 2021. (c) Reflects shares repurchased from employees, primarily in connection with the employees’ payment of taxes upon the vesting of restricted stock. The Federal Reserve did not allow firms participating in CCAR to make open market common stock repurchases during the third or fourth quarter of 2020. We were permitted to continue to repurchase shares from employees, primarily in connection with the employees’ payment of taxes upon the vesting of restricted stock. (d) Tangible book value per common share excludes goodwill and intangible assets, net of deferred tax liabilities. See page 17 for corresponding reconciliation of this non-GAAP measure. Page 8 – Securities Services (b) Included in Investment services fees in the Asset Servicing business. (c) Dec. 31, 2021 information is preliminary. (d) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Issuer Services business. Includes the AUC/A of CIBC Mellon of $1.7trn at Dec. 31, 2021, $1.7trn at Sept. 30, 2021, and $1.5trn at Dec. 31, 2020. (e) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $71bn at Dec. 31, 2021, and $68bn at Sept. 30, 2021 and Dec. 31, 2020. Page 9 – Market and Wealth Services (b) Dec. 31, 2021 information is preliminary. (c) Consists of AUC/A primarily from the Clearance and Collateral Management and Pershing businesses. (d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 10 – Investment and Wealth Management (b) Dec. 31, 2021 information is preliminary. Excludes assets managed outside of the Investment and Wealth Management business segment. (c) Dec. 31, 2021 information is preliminary. Includes AUM and AUC/A in the Wealth Management business.

15 Money Market Fee Waivers Impact (a) The line of business revenue for management reporting purposes reflects the impact of revenue transferred between the businesses. 4Q21 3Q21 2Q21 1Q21 4Q20 Investment services fees $(148) $(142) $(148) $(109) $(85) Investment management and performance fees (116) (109) (115) (89) (56) Distribution and servicing fees (14) (11) (13) (13) (8) Total fee revenue (278) (262) (276) (211) (149) Less: Distribution and servicing expense 35 29 24 23 15 Net impact of money market fee waivers $(243) $(233) $(252) $(188) $(134) Impact to investment services fees by line of business (a) Asset Servicing $(31) $(29) $(30) $(15) $(9) Issuer Services (18) (17) (16) (11) (7) Pershing (89) (86) (91) (77) (65) Treasury Services (10) (10) (11) (6) (4) Total impact to investment services fees by line of business $(148) $(142) $(148) $(109) $(85) Impact to revenue by line of business (a) Asset Servicing $(50) $(47) $(50) $(29) $(13) Issuer Services (24) (22) (22) (15) (10) Pershing (106) (102) (99) (94) (85) Treasury Services (14) (13) (16) (9) (5) Investment Management (81) (76) (85) (61) (34) Wealth Management (3) (2) (4) (3) (2) Total impact to revenue by line of business $(278) $(262) $(276) $(211) $(149)

Total Revenue and Investment Services Fees Excluding MMF Waivers Reconciliation

	4Q21	4Q20	4Q21 vs. 4Q20
Fee revenue — GAAP	$3,231	$3,114	4%
Less: MMF waivers	(278)	(149)	
Fee revenue, ex-MMF waivers — non-GAAP	$3,509	$3,263	8%
Securities Services segment, fee revenue — GAAP	$1,413	$1,334	6%
Less: MMF waivers	(74)	(23)	
Securities Services segment, fee revenue, ex-MMF waivers — non-GAAP	$1,487	$1,357	10%
Asset Servicing business, total revenue — GAAP	$1,456	$1,357	7%
Less: MMF waivers	(50)	(13)	
Asset Servicing business, total revenue, ex-MMF waivers — non-GAAP	$1,506	$1,370	10%
Asset Servicing business, investment services fees — GAAP	$984	$896	10%
Less: MMF waivers	(31)	(9)	
Asset Servicing business, investment services fees, ex-MMF waivers — non-GAAP	$1,015	$905	12%
Issuer Services business, total revenue — GAAP	$377	$385	(2)%
Less: MMF waivers	(24)	(10)	
Issuer Services business, total revenue, ex-MMF waivers — non-GAAP	$401	$395	2%
Issuer Services business, investment services fees — GAAP	$253	$260	(3)%
Less: MMF waivers	(18)	(7)	
Issuer Services business, investment services fees, ex-MMF waivers — non-GAAP	$271	$267	1%
Market and Wealth Services segment, fee revenue — GAAP	$870	$862	1%
Less: MMF waivers	(120)	(90)	
Market and Wealth Services segment, fee revenue, ex-MMF waivers — non-GAAP	$990	$952	4%

	4Q21	4Q20	4Q21 vs. 4Q20
Pershing business, total revenue — GAAP	$553	$563	(2)%
Less: MMF waivers	(106)	(85)	
Pershing business, total revenue, ex-MMF waivers — non-GAAP	$659	$648	2%
Pershing business, investment services fees — GAAP	$412	$422	(2)%
Less: MMF waivers	(89)	(65)	
Pershing business, investment services fees, ex-MMF waivers — non-GAAP	$501	$487	3%
Treasury Services business, total revenue — GAAP	$331	$325	2%
Less: MMF waivers	(14)	(5)	
Treasury Services business, total revenue, ex-MMF waivers — non-GAAP	$345	$330	5%
Treasury Services business, investment services fees — GAAP	$170	$163	4%
Less: MMF waivers	(10)	(4)	
Treasury Services business, investment services fees, ex-MMF waivers — non-GAAP	$180	$167	8%
Investment & Wealth Management segment, fee revenue — GAAP	$946	$907	4%
Less: MMF waivers	(84)	(36)	
Investment & Wealth Management segment, fee revenue, ex-MMF waivers — non-GAAP	$1,030	$943	9%
Investment Management business, total revenue — GAAP	$709	$714	(1)%
Less: MMF waivers	(81)	(34)	
Investment Management business, total revenue, ex-MMF waivers — non-GAAP	$790	$748	6%

	2021	2020	2021 vs. 2020
Fee revenue — GAAP	$12,977	$12,515	4%
Less: MMF waivers	(1,027)	(368)	
Fee revenue, ex-MMF waivers — non-GAAP	$14,004	$12,883	9%

16

BNY MELLON

Return on Common Equity and Tangible Common Equity Reconciliation

	4Q21	3Q21	4Q20	2021	2020
Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP	$822	$881	$702	$3,552	$3,423
Add: Amortization of intangible assets	19	19	26	82	104
Less: Tax impact of amortization of intangible assets	5	4	6	20	25
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP	$836	$896	$722	$3,614	$3,502
Average common shareholders' equity	$37,941	$39,755	$40,712	$39,695	$39,200
Less: Average goodwill	17,481	17,474	17,411	17,492	17,331
Average intangible assets	2,988	2,953	3,019	2,979	3,051
Add: Deferred tax liability — tax deductible goodwill	1,178	1,173	1,144	1,178	1,144
Deferred tax liability — intangible assets	676	673	667	676	667
Average tangible common shareholders' equity — Non-GAAP	$19,326	$21,174	$22,093	$21,078	$20,629
Return on common equity (annualized) — GAAP	8.6%	8.8%	6.9%	8.9%	8.7%
Return on tangible common equity (annualized) — non-GAAP	17.2%	16.8%	13.0%	17.1%	17.0%

Book Value and Tangible Book Value Per Common Share Reconciliation

	2021		2020
	Dec. 31	Sep. 30	Dec. 31
BNY Mellon shareholders' equity at period end – GAAP	$43,034	$43,601	$45,801
Less: Preferred stock	4,838	4,541	4,541
BNY Mellon common shareholders' equity at period end – GAAP	38,196	39,060	41,260
Less: Goodwill	17,512	17,420	17,496
Intangible assets	2,991	2,941	3,012
Add: Deferred tax liability – tax deductible goodwill	1,178	1,173	1,144
Deferred tax liability – intangible assets	676	673	667
BNY Mellon tangible common shareholders' equity at period end – Non-GAAP	19,547	20,545	22,563
Period-end common shares outstanding (in thousands)	804,145	825,821	886,764
Book value per common share – GAAP	$47.50	$47.30	$46.53
Tangible book value per common share – Non-GAAP	$24.31	$24.88	$25.44

17

BNY MELLON

Pre-tax Operating Margin Reconciliation – Investment and Wealth Management Business

	4Q21	3Q21	4Q20
Income before income taxes — GAAP	$278	$348	$311
Total revenue — GAAP	$1,020	$1,032	$990
Less: Distribution and servicing expense	75	76	76
Adjusted total revenue, net of distribution and servicing expense — non-GAAP	$945	$956	$914
Pre-tax operating margin — GAAP[(a)]	27%	34%	32%
Adjusted pre-tax operating margin, net of distribution and servicing expense — non-GAAP[(a)]	29%	36%	34%

Noninterest Expense and Income Before Taxes Reconciliation – Impact of Notable Items

	4Q21	4Q20	4Q21 vs. 4Q20
Noninterest expense — GAAP	$2,967	$2,925	1%
Notable items[(b)]	37	165	
Noninterest expense, ex-notable items — non-GAAP	$2,930	$2,760	6%
Securities Services segment, noninterest expense — GAAP	$1,490	$1,504	(1)%
Notable items[(b)]	21	84	
Securities Services noninterest expense, ex-notable items — non-GAAP	$1,469	$1,420	3%
Securities Services business, income before income taxes — GAAP	$350	$215	63%
Notable items[(b)]	(21)	(84)	
Securities Services income before income taxes, ex-notable items — non-GAAP	$371	$299	24%
Market and Wealth Services business, noninterest expense — GAAP	$674	$670	1%
Notable items[(b)]	6	15	
Market and Wealth Services noninterest expense, ex-notable items — non-GAAP	$668	$655	2%

	1Q21
Noninterest expense — GAAP	$2,850
Notable items[(b)]	14
Noninterest expense, ex-notable items — non-GAAP	$2,836

	4Q21	4Q20	4Q21 vs. 4Q20
Market and Wealth Services business, income before income taxes — GAAP	$502	$485	4%
Notable items[(b)]	(6)	(15)	
Market and Wealth Services income before income taxes, ex-notable items — non-GAAP	$508	$500	2%
Investment and Wealth Management business, noninterest expense — GAAP	$748	$687	9%
Notable items[(b)]	1	9	
Investment and Wealth Management noninterest expense, ex-notable items — non-GAAP	$747	$678	10%
Investment & Wealth Management business, income before income taxes — GAAP	$278	$311	(11)%
Notable items[(b)]	(1)	(14)	
Investment and Wealth Management income before income taxes, ex-notable items — non-GAAP	$279	$325	(14)%

	2021	2020	2021 vs. 2020
Noninterest expense — GAAP	$11,514	$11,004	5%
Notable items[(c)]	129	165	
Noninterest expense, ex-notable items — non-GAAP	$11,385	$10,839	5%

(a) Income before income taxes divided by total revenue.
(b) Notable items in 4Q21 and 1Q21 include severance expense and litigation reserves. Notable items in 4Q20 include litigation reserves, severance expense, losses on business sales (reflected in investment and other revenue) and real estate charges.
(c) Notable items in 2021 include litigation reserves, severance expense and gains on disposals (reflected in investment and other revenue). Notable items in 2020 include litigation reserves, severance expense, losses on business sales (reflected in investment and other revenue) and real estate charges recorded in 4Q20.

18
BNY MELLON

19 A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “future”, “potentially”, “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, revenue, net interest revenue, money market fee waivers, fees, expenses, cost discipline, sustainable growth, innovation in products and services, company management, deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios and statements regarding the Corporation’s aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives, including the potential effects of the coronavirus pandemic on any of the foregoing. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of a number of factors, including, but not limited to, those discussed in “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control), including the scope and duration of the pandemic, actions taken by governmental authorities and other third parties in response to the pandemic, the availability, use and effectiveness of vaccines, and the direct and indirect impact of the pandemic on the Corporation, its clients, customers and third parties. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Annual Report on Form 10-K for the year ended December 31, 2021. All forward-looking statements speak only as of January 18, 2022, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and the 2020 Annual Report, and are available at www.bnymellon.com/investorrelations. Cautionary Statement